Exhibit 99.1

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3D Systems Corporation

[GRAPHIC]

September 2004

Nasdaq:  TDSC

www.3dsystems.com

EXPERIENCE THE DIFFERENCE
Customer-driven solid imaging solutions	[LOGO]

[LOGO]	EXPERIENCE THE DIFFERENCE

Forward-Looking Statements

Certain statements made by the company in this presentation are forward-looking statements. These statements include comments as to the company’s beliefs and expectations as to future events and trends affecting the company’s business. These forward-looking statements are based upon management’s current expectations concerning future events and trends and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors stated under the headings “Forward-Looking Statements” and “Cautionary Statements and Risk Factors” in management’s discussion and analysis of results of operations and financial condition, which appear in the company’s periodic filings with the Securities and Exchange Commission as well as other factors, could cause actual results to differ materially from such statements.

© Copyright 2004 by 3D Systems, Inc.  All rights reserved. The 3D logo, 3D Systems, SLA, SLS, DuraForm, ThermoJet and Accura are registered trademarks and SLS, InVision, Amethyst, Bluestone, La serForm and CastForm are trademarks of 3D Systems.  “the solid imaging company” and ADM are service marks of 3D Systems, Inc.  All other product names or services mentioned are trademarks or registered trademarks of their respective companies.

CUSTOMER-DRIVEN SOLID IMAGING SOLUTIONS	Nasdaq: TDSC

Company Highlights

•                  $110 MM sales in ‘03

•                  HQ in Valencia, CA

•                  407 employees

•                  365 patents worldwide

•                  Pioneered RP&M industry

•                  3 technology platforms

•                  Global presence

•                  Largest field organization

3D Systems Overview

A Global Leader in Solid Imaging Solutions

for

RAPID

[GRAPHIC]

Communication

[GRAPHIC]

Manufacturing

[GRAPHIC]

Prototyping

Supported by Expert Services

Customer-Driven

Solid Imaging Solutions

From Digital Input...		To Physical Reality

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

Seamless Digital Integration

Communication		Prototyping	Manufacturing

Scanning/3D CAD	3DP	RP	RT/	CNC, CIM, EDM,
			RM	traditional mfg.

	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

	3-D Printing	Manufacturing, Prototyping, Tooling

Comprehensive Solid Imaging Solutions

3-D printing			Stereolithography SLA® Systems	Selective Laser Sintering SLS® Systems

InVisionTM 3-D printer InVision HR 3-D printer			Viper SLA system SLA 5000 system SLA 7000 system	Sinterstation® HiQ SLS system

[GRAPHIC]	[GRAPHIC]		[GRAPHIC]	[GRAPHIC]

[GRAPHIC]			Broad range of SL materials:	Broad range of LS materials:
VisiJet® material
			[GRAPHIC]	[GRAPHIC]
			BluestoneTM	LaserFormTM A6
[GRAPHIC]		[GRAPHIC]	[GRAPHIC]	[GRAPHIC]
VisiJet® HR material			AmethystTM	CastFormTM PS
[GRAPHIC]
DuraForm® PA/GF

Expert Solutions From $39,900 To $499,000

Customer Presence

[GRAPHIC]

Broad, Diverse Installed Base

The 3D Advantage

[GRAPHIC]

•                  Time to market

•                  Time to volume

•                  Time to replacement

•                  Instant manufacturing

•                  Mass customization

•                  Broad flexibility

•                  Global reach

•                  Expert support

Economic Drivers… Customer Value

Improving Our Customer’s Bottom Line

Customer:

Gentle Giant Studios

Solution:

InVision 3-D printer

Application:

Re-create real-world objects in digital form for the film, video game and toy industries

[GRAPHIC]

•                  Advantages and benefits Gentle Giant has gained with the InVision 3-D printer:

•                  Produces 20 to 30 models every week

•                  Reduced labor costs by 40%

•                  Supplemented, or eliminated, using traditional modeling processes such as hand-sculpture from wax, a very craft-intensive and time-consuming task

“The quality of the models straight off the InVision printer is so good that some of the models themselves are being used as props in films.”– Karl Meyer, president of Gentle Giant Studios (Burbank, Calif.)

Improving Our Customer’s Bottom Line

Customer:

Medical Modeling LLC

Solution:

Stereolithography

Application:

Successful separation of conjoined twins using stereolithography modeling

[GRAPHIC]

•                  Stereolithography models are used for pre-operative planning by a team of ten surgeons to successfully separate twin boys in October 2003

•                  The ability to transform cat scans into physical models allows a surgical team to:

•                  Improve pre-op preparations

•                  Develop faster surgical plan and practice

•                  Enhance surgery success

Improving Our Customer’s Bottom Line

Customer:

Burton Snowboards

Solution:

Selective Laser Sintering

Application:

Development and rapid testing of functional snowboard binding

[GRAPHIC]

•                  Binding prototype was created and ridden on snow within 48 hours of the initial concept being discussed

•                  Prior to acquiring their SLS® system, Burton outsourced rapid prototyping parts and aluminum injection molds to test new binding designs taking many weeks to procure

•                  The SLS™ process allows Burton to build several new design iterations overnight, and conduct on-snow testing in the morning.

2003 Global Revenue

$110 Million

By Region

[CHART]

By Category

[CHART]

Industry Presence

[CHART]

Source: Wohlers Associates

Industry Growth Trends

Unit Sales Growth & Forecasts

[CHART]

No. of Models Being Produced

[CHART]

Double-Digit Unit Growth and Parts Volume

Source:  Wohlers Associates

Significant Addressable Markets

•                  2003 Total Industry Revenue:

$528 Million

•                  2003 Reported Total User Base:

11,376

•                  2003 Total number of CAD Users:

4.8 Million

500,000 Qualified Prospects

3-D Printing & Manufacturing

Source:   Wohlers Associates and 3D Systems

Industry Competitive Profile

	Systems			Materials			Service		Presence
	3-D			3-D							Asia
Company	Printing	SL	LS	Printing	SL	LS	Direct	Indirect	Americas	Europe	Pacific
3D Systems	☒	☒	☒	☒	☒	☒	☒	☒	☒	☒	☒
Stratasys	☒	—	—	☒	—	—	—	☒	☒	☒	☐
EOS	—	—	☒	—	—	☒	☒	—	☐	☒	☐
ZCorp	☒	—	—	☒	—	—	—	☒	☒	☐	☐
Sony	—	☒	—	—	—	—	☒	—	☐	—	☒
CMET	—	☒	—	—	—	—	☒	—	—	—	☒
DSM	—	—	—	—	☒	☒	☒	☒	☒	☒	☐
Huntsman	—	—	—	—	☒	—	☒	☒	☒	☒	☐
Solidscape	☒	—	—	☒	—	—	—	☒	☒	☐	—
Objet	☒	—	—	☒	—	—	—	☒	☐	☐	☐
Envision Tech	—	☒	—	—	☒	—	—	☒	☐	☒	☐
NRP	—	—	—	—	—	—	☒	—	☐	—	—
Integra	—	—	—	—	—	—	☒	—	☐	—	—

SL = Stereolithography

LS = Laser Sintering

☒ = Comprehensive Capabilities

☐ = Partial Capabilities

Direct = Employees

Indirect = Resellers

Building Stronger Company

•                  Established clear priorities

•                  Developed comprehensive strategy

•                  Recruited and realigned management team

•                  Recapitalized the business

•                  Settled significant litigation

•                  Introduced new products

•                  Created strategic alliances

•                  Effected corporate governance changes

•                  Implemented preferable accounting policies

•                  Enacted stronger financial controls

•                  Secured revolving credit line

•                  Launched development & manufacturing outsourcing

•                  Improved operating results

First Eleven Months Accomplishments

Strategic Priorities & Initiatives

•                  Improve our customer’s bottom-line

•                  Develop key segments

•                  3-D printing

•                  Digital Manufacturing

•                  Expand range of customer services

•                  Accelerate new product development

•                  Optimize cash-flow and supply-chain

•                  Create performance and ethical culture

•                  Develop people and opportunities

Deliver Results…E.P.S

Experienced Management Team

•                  Abe Reichental, President & CEO

•                  Fred Jones, VP & CFO

•                  Robert Grace, VP & General Counsel

•                  Chuck Hull, EVP & CTO

•                  Kevin McAlea, VP Global Marketing

•                  Ray Saunders, VP Global Services

•                  Stephen Goddard, VP Operations

•                  Robert Kayser, VP Global Sales

•                  Assad Ansari, VP Global Engineering

Right People…  Right Jobs

Operating Highlights

First Six Months

(in $000 except for percentage)

Operating Highlights	2004	2003	% Change

Sales	$57,408	$49,887	15.1%
% of Sales	100%	100%

Gross Profit	$24,337	$18,114	34.4%
% of Sales	42.4%	36.3%

Operating Expenses	$25,414	$27,869	8.8%
% of Sales	44.3%	55.9%

Net Loss Available to Common Stockholders	$(3,751)	$(19,911)	81.2%
% of Sales	(6.5)%	(39.9)%

Depreciation and Amortization	$3,349	$4,330	22.7%
% of Sales	5.8%	8.7%

CAPEX for PP&E	$283	$397	28.7%
% of Sales	0.5%	0.8%

Quarterly Revenue

($ Millions)

[CHART]

Q2 Operating Margins

($ Millions)

	Second Quarter		First Half
	‘04	‘03	‘04	‘03

Cost of Goods Sold - Constant FX	$15.1	$16.2	$31.5	$31.8
FX Effect vs. ‘03 Period	0.5	—	1.6	—
Cost of Goods Sold	$15.6	$16.2	$33.1	$31.8

Gross Profit Margin	$12.3	$10.7	$24.3	$18.1
Gross Profit Margin as% Revenue	44.1%	39.8%	42.4%	36.3%

Long-Term Target Range	50-55%

Operating Expenses

($ Millions)

[CHART]

Note:                   1Q02 shows $1.8 of legal expenses offset by Vantico settlement amount.  2003 quarters are adjusted to reflect retroactive effect to 1/1/03 of accounting principle changes adopted in 4Q03. Expenses for ‘02 have not been adjusted upward to reflect any retroactive application of expensing patent litigation costs in 2002.

Operating Expense Elements

($ Millions)

	Second Quarter		First Half
	‘04	‘03	‘04	‘03
Legal expenses
• Patent litigation and subpoena responses	$1.0	$1.4	$2.7	$2.5
• Other	0.5	0.4	0.9	0.8
Subtotal	$1.5	$1.8	$3.6	$3.3

Other SG&A	8.1	9.0	16.7	19.1
R&D	2.6	2.6	5.1	5.2
Severance & restructuring	—	0.3	0.1	0.3
Total operating costs	$12.2	$13.7	$25.4	$27.9

Operating costs as % of revenue	43.6%	51.1%	44.3%	55.9%

Long-term target range	35-40%

Note: amounts may not add due to rounding

Net Income / (Loss)

($ Millions)

	Second Quarter		First Half
	‘04	‘03	‘04	‘03

Net Loss Before Accounting Change	$(0.9)	$(4.8)	$(3.0)	$(12.7)
Cumulative Effect of Accounting Changes	—	—	—	7.0
Net Loss	$(0.9)	$(4.8)	$(3.0)	$(19.7)

Preferred Stock Dividend	0.4	0.2	0.7	0.2

Net Loss Available to Common Stockholders	$(1.2)	$(5.0)	$(3.8)	$(19.9)

Cash Management

•                  Cash outflow of $4.0 million for first half ‘04

•                  Net cash declined to $20.0 million

•                  Net improvement of $4.5 million in receivables and payables

•                  Net increase in inventory investment of $4.6 million related to the timing of the commercialization of InVision™ HR 3-D printer and Sinterstation® HiQ™ SLS® system

•                  $3.2 million of that inventory increase occurred in Q2; expect prior inventory reduction trend to continue

•                  Reflects $3.5 million payouts of previously accrued liabilities

Cash Flow

($ Millions)

	First Half
	‘04	‘03
Net cash used in operations	$(3.2)	$(3.0)
Cash used in investing activities	(0.5)	(1.1)
Cash provided by financing activities	—	10.8
FX translation impact on cash	(0.3)	—
Net increase/(decrease) in cash	(4.0)	6.7
Beginning Cash	24.0	2.3
Ending cash	$20.0	$9.0

Working Capital Management

Cash Freed/(Used) in First Half from:

($Millions)

Receivables	$4.3
Inventory	(4.6)
Payables	0.3
$—

[CHART]

* Increase is temporary; expect prior inventory reduction trend to continue.

Revolving Credit Agreement

•                  Effective July 15, 2004

•                  $15 million availability for 2 years

•                  $7.5 million letter of credit sub-limit

•                  Foreign exchange facility

•                  Prime or LIBOR-based interest rates

•                  Secured by certain domestic assets

•                  No borrowing usage anticipated; prudent liquidity backstop

Fully Diluted Shares Calculation

(Thousands of shares)

		As of June 30, 2004
Shares outstanding		13,198

Additional shares upon conversion of
• Convertible subordinated debt		3,064
• Convertible redeemable preferred stock		2,627
• Options with strike prices of:
< $10 / share	1,846
$10 - $15	69
$15 - $20	575
>$20	50	3,040

TOTAL		21,929

Note:  Subordinated debt and preferred stock conversions are accretive to EPS

Major Beneficial Owners

March 2004

Common Shares or
Owner or Portfolio Manager	Equivalent*
The Clark Estates, Inc.	2,061,301

T. Rowe Price Associates, Inc.	1,747,348

Daruma Asset Management, Inc.	1,524,400

St. Denis J. Villere & Company	1,393,914

Goldsmith & Harris Inc. and Principals	953,026

Austin W. Marxe and David M. Greenhouse	832,975

Special Situations Fund III, L.P.	738,723

Lisa P. Selz, Trustee	665,000

Putnam Investment Management, LLC	412,610

Dimensional Fund Advisors, Inc.	289,840

William D. Witter, Inc.	212,330

Carret and Company, LLC	167,088

Directors, Officers and Senior Management	2,684,774

TOTAL**	13,692,329

*  Includes common shares issuable upon conversion of convertible preferred stock and/or convertible subordinated debentures.

**13,112.000 shares outstanding on 3/31/04 plus 5,698,000 shares issuable upon conversion of other outstanding securities = 18,810,000 total (excludes 3,117,000 issuable upon exercise of stock options).

Debt/Preferred Stock Maturities & Operating Leases

[CHART]

Outsourcing Equipment Assembly

•                  Strategic re-direction of resources

•                  Utilize others’ core competencies in assembly

•                  Focus on our core capabilities & unique expertise to deliver tightly integrated and optimized system solutions

•                  Materials blending and customer service operations in Colorado facility are not affected

•                  Expect to complete transition in 12-18 months

•                  Enable access to a broader range of experiences and expertise, resulting in faster time to market and enhanced quality

•                  Allows sharper focus on and investment in our core strengths

Expected Impacts of Outsourcing

•                  Neutral P & L impact for 2nd half of ‘04; improved margins thereafter

•                  Higher working capital investment during 3rd quarter ‘04; lower thereafter

•                  Improved cash flow beginning in 4th quarter ‘04

•                  Anticipate no asset impairments as a result of this move

Target Operating Model

(Based On $120-130mm Annual Revenue)

	2003 QTD Sept	2004 QTD June	Long-Term Target

Sales	100%	100%	100%

Gross Profit	40%	44%	50-55%

Operating Expense	51%	44%	35-40%

Operating Income	(11)%	1%	10-20%

Net Income Available to Common Stockholders	(19)%	(5)%	5-15%

Depreciation & Amortization	8%	6%	7-8%

CAPEX for PP&E	1%	< 1%	2-3%

New Product	—	9%	55-65%

Recurring Revenue (Materials and Service)	67%	69%	75-85%

InVision™ 3-D Printer

[GRAPHIC]

•                  Advanced user-friendly system

•                  Enhanced material toughness

•                  Superior finished surfaces

•                  Easy removal and clean-up

•                  Plug and play installation

•                  Point and print ease of use

•                  Fast and productive

•                  Two affordable models:

•                  Standard @ $39,900

•                  High-Resolution @ $59,900

Significant Addressable Segment

Sinterstation® HiQ™ SLS® System

[GRAPHIC]

Complex metal parts

[GRAPHIC]

Complex investment casting patterns

[GRAPHIC]

Manufacturing-Capable

•                  Mass production of end-use parts

•                  Mass customization

•                  Improved part quality, user-friendly set up

•                  Higher productivity

•                  Better material usage

[GRAPHIC]

Flexible, functional parts with rubber-like performance characteristics

Significant Addressable Segment

Products Designed to Improve Our Customer’s Bottom Line

•                  Distribution Agreement with DSM Desotech for Somos® Resins

•                  Expanding 3D Systems’ materials solutions portfolio

•                  Continuing to sell 3D Systems’ Accura® SL resins

•                  Software products for the SLS system

•                  LS 3.3 software – improved SLS system performance

•                  SinterScan™ software - improved surface finish

•                  Real Monitor™ software - statistical process control

Products Designed to Improve Our Customer’s Bottom Line

•                  InVision™ Finisher for automated support removal

[GRAPHIC]

[GRAPHIC]

•                  ProClean™ SL part washer to reduce post-processing time & labor

Products Designed to Improve Our Customer’s Bottom Line

[GRAPHIC]

Various aerodynamics and Formula 1 prototypes manufactured with Bluestone™ SL material from 3D Systems.  Images courtesy of Renault F1 Team.

•                  Engineered Nano-Composite Bluestone™ SL material

•                  First commercially available engineered nano-composite resin for SLA systems Delivers

•                  Exceptional accuracy and stiffness

•                  Excellent dimensional stability

•                  Very low shrinkage

•                  Very high thermal resistance

Expected Near-Term Outlook

•                  Exiting system assembly operations

•                  Low transition costs; P&L benefit beginning in ‘05

•                  Near-term working capital increase, reduced levels thereafter

•                  Accelerating new product development

•                  Higher R&D expenditures for second half of year

•                  Faster new-product introductions thereafter

•                  Rebuilding and expanding the sales organization

•                  Could adversely impact near-term sales; positive impact thereafter

•                  Enhanced productivity and coverage

•                  Expanding distribution; growing 3-D printing contribution

•                  Continuing to improve the business model and results

•                  Further COGS improvements

•                  Additional operating expense reductions

•                  Better service productivity and effectiveness

•                  Greater contributions from materials and services

•                  Reducing working capital investment

Bottom-Line

•                  Leading industry position and technology

•                  Energized experienced management team

•                  Clear priorities… demonstrated execution

•                  Stronger financial base and flexibility

•                  Results from outsourcing of assembly operations

•                  Healthy pipeline of growth opportunities

•                  Improving operating results and cash flow

•                  Significant addressable segments

•                  3-D printing

•                  Digital Manufacturing

•                  Measurable value, customers and shareholders

People+Products+Potential=Predictability

Future… Profitable Growth

Thank You!

Experience The Difference